Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2018
Loss per share
Earnings (Loss) Per Share

19.	EARNINGS (LOSS) PER SHARE

The following table sets forth the information needed to compute basic and diluted earnings (loss) per share:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net income (loss)	$(554,010)	$8,897
Weighted average common shares outstanding	7,586,024	6,703,223
Dilutive securities Convertible debt	601,704	-
Options	951,034	996,520
Diluted weighted average common shares outstanding	7,586,024	7,699,743
Basic net income (loss) per share	$(0.07)	0.00
Diluted net income (loss) per share	$(0.07)	0.00

For the year ended December 31, 2018 certain potential shares of common stock have been excluded from the calculation of diluted income per share because of a net loss, and therefore, the effect on diluted income per share would have been anti-dilutive.